Commitments	12 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities [abstract]
Commitments
18	Commitments

The minimum annual payments under lease agreements for office premises and equipment expiring over the next five years are as follows:

$
Year ending December 31, 2020	257
2021	253
2022	251
2023	247
2024	243

On July 12, 2010, the Corporation entered into a License Agreement with Merck KGaA to in-license EMD 640744, an investigational therapeutic survivin-based cancer antigen designed to target multiple solid tumors and hematological malignancies. Should the Corporation’s research using these antigens continue and prove successful through clinical trials and on to commercialization, the Corporation would be required to pay certain future milestones and royalty payments along the way. The likelihood and timing of these payments is not known at this time.